UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2018

LEGG MASON

GLOBAL INFRASTRUCTURE ETF

INFR

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of infrastructure-related equity securities from global markets constructed through the application of several fundamental factors.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Global Infrastructure ETF for the six-month period ended April 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

II	Legg Mason Global Infrastructure ETF

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

Legg Mason Global Infrastructure ETF	III

Investment commentary (cont’d)

Market review

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)iii extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandiv raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanv announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinavi kept rates steady at 4.35% during the reporting period.

Q. How did the international stock market perform during the reporting period?

A. International equities also rallied early, but then faltered somewhat during the second half of the reporting period. Developed market equities, as measured by the MSCI EAFE Indexvii, rose during the first three months of the reporting period. This was driven by solid investor demand, continued monetary policy accommodation and less concern over U.S. protectionism trade policies. As was the case in the U.S., international equities then declined over two of the last three months of the period. All told, the MSCI EAFE Index returned 3.41% for the six months ended April 30, 2018. Emerging market equities performed better, with the MSCI Emerging Markets Indexviii generating a 4.80% return over the reporting period.

Performance review

For the six months ended April 30, 2018, Legg Mason Global Infrastructure ETF generated a -2.03% return on a net asset value (“NAV”)ix basis.

The performance table shows the Fund’s total return for the six months ended April 30, 2018 based on its NAV. The Fund seeks to track the investment results of an index composed of infrastructure-related equity securities from global markets, the RARE Global Infrastructure Indexx, which returned -1.77% for the same period. The Fund’s broad-based market index, the S&P Global Infrastructure Index (NTR)xi, returned -2.75% over the same time frame. The Lipper Global Infrastructure Funds Category Average1 returned -1.63% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 101 funds in the Fund’s Lipper category.

IV	Legg Mason Global Infrastructure ETF

Performance Snapshot as of April 30, 2018 (unaudited)
6 months
Legg Mason Global Infrastructure ETF:
$28.14 (NAV)	-2.03%*†
RARE Global Infrastructure Index	-1.77%
S&P Global Infrastructure Index (NTR)	-2.75%
Lipper Global Infrastructure Funds Category Average	-1.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market pricexii (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2018, as supplemented May 4, 2018, the gross total annual fund operating expense ratio for the Fund was 0.45%.

The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (the “manager” or “LMPFA”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the Fund, other than interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. The Fund’s Board of Trustees approved a permanent reduction of the management fees payable under the Management Agreement from 0.53% of the Fund’s average daily net assets to 0.45% of the Fund’s average daily net assets effective on May 4, 2018.

The manager also agreed to contractually waive and/or reimburse management fees, other than interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement, so that the ratio of total annual fund operating expenses will not exceed 0.40% of the Fund’s average daily net assets. The contractual fee waiver is effective on May 4, 2018, will expire on February 29, 2020, and cannot be terminated prior to February 29, 2020 without the Board of Trustees’ consent.

* Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Legg Mason Global Infrastructure ETF	V

Investment commentary (cont’d)

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “INFR” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

RISKS: Equity securities are subject to market and price fluctuations. Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Legg Mason Global Infrastructure ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

[v]

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vi	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

vii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

viii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ix	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[x]

The RARE Global Infrastructure Index (the “Underlying Index”), is constructed from global infrastructure-related equity securities. The Underlying Index utilizes a proprietary methodology created and sponsored by RARE Infrastructure (North America) Pty Limited (“RARE”), the Fund’s subadviser. RARE is affiliated with both Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and the Fund. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The Underlying Index is composed of equity securities in developed and developing markets that are included in the MSCI ACWI All Cap Index. The Underlying Index’s securities are reconstituted quarterly and rebalanced quarterly.

xi	The S&P Global Infrastructure Index (NTR) is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

xii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

Legg Mason Global Infrastructure ETF	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and October 31, 2017. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on November 1, 2017 and held for the six months ended April 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-2.03%	$1,000.00	$979.70	0.53%	$2.60	5.00%	$1,000.00	$1,022.17	0.53%	$2.66

[1]	For the six months ended April 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2018

Legg Mason Global Infrastructure ETF

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 1.2%
Media — 1.2%
Eutelsat Communications SA	7,276	$157,629
SES SA, FDR	16,471	254,597
Total Consumer Discretionary		412,226
Energy — 19.9%
Oil, Gas & Consumable Fuels — 19.9%
AltaGas Ltd.	8,255	159,127
Enagas SA	19,595	571,223
Enbridge Inc.	52,227	1,581,921
Enbridge Income Fund Holdings Inc.	5,834	124,772
Inter Pipeline Ltd.	9,611	173,289
Kinder Morgan Canada Ltd.	4,909	63,353	(a)
Kinder Morgan Inc.	29,894	472,923
Koninklijke Vopak NV	2,870	141,752
Kunlun Energy Co., Ltd.	60,648	52,159
Pembina Pipeline Corp.	23,806	758,151
Snam SpA	124,677	599,981
TransCanada Corp.	40,793	1,729,640
Williams Cos. Inc.	11,604	298,571
Total Energy		6,726,862
Industrials — 35.5%
Road & Rail — 11.9%
Aurizon Holdings Ltd.	84,399	285,929
Central Japan Railway Co.	3,082	619,389
East Japan Railway Co.	8,628	827,916
Genesee & Wyoming Inc., Class A Shares	1,931	137,487	*
Kansas City Southern	3,240	345,481
Norfolk Southern Corp.	9,607	1,378,316
Rumo SA	23,007	97,526	*
West Japan Railway Co.	4,561	323,342
Total Road & Rail		4,015,386
Transportation Infrastructure — 23.6%
Abertis Infraestructuras SA	43,938	968,867
Aena SME SA	4,814	994,670	(a)
Aeroports de Paris	2,712	597,362
Atlantia SpA	29,288	972,625
CCR SA	24,357	83,155

See Notes to Financial Statements.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Global Infrastructure ETF

Security	Shares	Value
Transportation Infrastructure — continued
China Merchants Port Holdings Co., Ltd.	49,189	$110,679
DP World Ltd.	7,085	157,641
Enav SpA	16,544	90,383	(a)
Flughafen Zuerich AG, Registered Shares	1,652	346,737
Fraport AG Frankfurt Airport Services Worldwide	2,430	235,931
Grupo Aeroportuario del Centro Norte SAB de CV	14,662	77,339
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	20,740	215,451
Hutchison Port Holdings Trust, Class U Shares	226,417	75,850
International Container Terminal Services Inc.	65,744	107,478
Jiangsu Expressway Co., Ltd., Class H Shares	53,356	73,420
Macquarie Atlas Roads Group	28,842	139,619
Malaysia Airports Holdings Berhad	31,118	71,460
Promotora y Operadora de Infraestructura SAB de CV	12,682	129,986
Societa Iniziative Autostradali e Servizi SpA	2,917	61,997
Sydney Airport	145,688	782,027
Transurban Group	192,453	1,680,703
Total Transportation Infrastructure		7,973,380
Total Industrials		11,988,766
Real Estate — 4.6%
Equity Real Estate Investment Trusts (REITs) — 4.6%
Crown Castle International Corp.	15,380	1,551,381
Utilities — 38.3%
Electric Utilities — 23.6%
ALLETE Inc.	714	54,557
Alliant Energy Corp.	2,914	125,156
American Electric Power Co. Inc.	6,211	434,646
Chubu Electric Power Co. Inc.	5,058	79,280
CK Infrastructure Holdings Ltd.	11,738	92,873
CLP Holdings Ltd.	35,317	366,730
Duke Energy Corp.	10,112	810,578
Edison International	3,424	224,341
Emera Inc.	2,876	89,576
Endesa SA	4,130	96,606
Enel Americas SA	401,424	91,625
Enel SpA	75,084	477,657
Energias de Portugal SA	22,927	85,164
Entergy Corp.	2,538	207,075
Equatorial Energia SA	2,881	58,513

See Notes to Financial Statements.

4	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

Legg Mason Global Infrastructure ETF

Security	Shares	Value
Electric Utilities — continued
Exelon Corp.	9,110	$361,485
FirstEnergy Corp.	4,988	171,587
Fortis Inc.	5,863	196,811
Fortum OYJ	3,695	85,270
Great Plains Energy Inc.	3,012	98,583
Hydro One Ltd.	3,947	62,681	(a)
Iberdrola SA	89,586	694,109
IDACORP Inc.	701	65,193
Korea Electric Power Corp.	3,029	106,209
OGE Energy Corp.	2,794	91,839
PG&E Corp.	5,413	249,539
Pinnacle West Capital Corp.	1,561	125,661
Power Assets Holdings Ltd.	25,218	187,802
PPL Corp.	9,729	283,114
Red Electrica Corporacion SA	8,340	174,033
Southern Co.	14,121	651,261
SSE PLC	14,501	275,696
Tenaga Nasional Berhad	64,490	260,360
Terna-Rete Elettrica Nazionale SpA	20,095	120,775
Westar Energy Inc.	1,984	107,493
Xcel Energy Inc.	6,393	299,448
Total Electric Utilities		7,963,326
Gas Utilities — 1.3%
APA Group	17,094	107,458
Atmos Energy Corp.	1,537	133,550
Gas Natural SDG SA	4,564	115,245
Tokyo Gas Co., Ltd.	3,160	84,752
Total Gas Utilities		441,005
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	4,616	56,500
Vistra Energy Corp.	2,562	58,541	*
Total Independent Power and Renewable Electricity Producers		115,041
Multi-Utilities — 12.2%
Ameren Corp.	3,396	199,073
CenterPoint Energy Inc.	5,169	130,931
Centrica PLC	37,343	79,069
CMS Energy Corp.	3,933	185,598
Consolidated Edison Inc.	4,343	348,005

See Notes to Financial Statements.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Global Infrastructure ETF

Security		Shares	Value
Multi-Utilities — continued
Dominion Energy Inc.		9,116	$606,761
DTE Energy Co.		2,252	237,361
E.ON SE		8,378	91,784
Engie SA		16,659	292,708
National Grid PLC		64,121	743,985
Public Service Enterprise Group Inc.		5,649	294,595
RWE AG		2,451	58,827
Sempra Energy		3,693	412,877
Vectren Corp.		814	57,200
Veolia Environnement SA		5,578	132,396
WEC Energy Group Inc.		3,973	255,384
Total Multi-Utilities			4,126,554
Water Utilities — 0.8%
Pennon Group PLC		6,056	57,711
Severn Trent PLC		4,540	121,254
United Utilities Group PLC		9,792	100,188
Total Water Utilities			279,153
Total Utilities			12,925,079
Total Common Stocks (Cost — $34,268,695)			33,604,314
Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Transneft PJSC (Cost — $88,378)		30	82,369
Total Investments before Short-Term Investments (Cost — $34,357,073)			33,686,683

	Rate
Short-Term Investments — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $29,124)	1.648%	29,124	29,124
Total Investments — 99.9% (Cost — $34,386,197)			33,715,807
Other Assets in Excess of Liabilities — 0.1%			49,770
Total Net Assets — 100.0%			$33,765,577

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

6	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

Legg Mason Global Infrastructure ETF

Abbreviations used in this schedule:
FDR	— Fiduciary Depositary Receipts
PJSC	— Private Joint Stock Company

Summary of Investments by Country** (unaudited)
United States	34.2%
Canada	14.6
Spain	10.7
Australia	8.9
Italy	6.9
Japan	5.7
United Kingdom	4.1
France	3.5
Hong Kong	1.9
Mexico	1.3
Germany	1.1
Switzerland	1.0
Malaysia	1.0
Luxembourg	0.8
Brazil	0.7
China	0.7
United Arab Emirates	0.5
Netherlands	0.4
Philippines	0.3
South Korea	0.3
Chile	0.3
Finland	0.3
Portugal	0.3
Russia	0.2
Singapore	0.2
Short-Term Investments	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2018 and are subject to change.

See Notes to Financial Statements.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2018

Assets:
Investments, at value (Cost — $34,386,197)	$33,715,807
Foreign currency, at value (Cost — $1,429)	1,412
Dividends and interest receivable	62,937
Total Assets	33,780,156

Liabilities:
Investment management fee payable	14,579
Total Liabilities	14,579
Total Net Assets	$33,765,577

Net Assets:
Par value (Note 5)	$12
Paid-in capital in excess of par value	34,053,636
Undistributed net investment income	100,715
Accumulated net realized gain on investments and foreign currency transactions	281,905
Net unrealized depreciation on investments and foreign currencies	(670,691)
Total Net Assets	$33,765,577

Shares Outstanding	1,200,000

Net Asset Value	$28.14

See Notes to Financial Statements.

8	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2018

Investment Income:
Dividends	$727,109
Interest	438
Less: Foreign taxes withheld	(55,169)
Total Investment Income	672,378

Expenses:
Investment management fee (Note 2)	90,239
Interest expense	57
Total Expenses	90,296
Net Investment Income	582,082

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	362,245
Foreign currency transactions	(4,909)
Net Realized Gain	357,336
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,643,215)
Foreign currencies	258
Change in Net Unrealized Appreciation (Depreciation)	(1,642,957)
Net Loss on Investments and Foreign Currency Transactions	(1,285,621)
Decrease in Net Assets From Operations	$(703,539)

See Notes to Financial Statements.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2018 (unaudited) and the Period Ended October 31, 2017	2018	2017†

Operations:
Net investment income	$582,082	$321,715
Net realized gain	357,336	55,228
Change in net unrealized appreciation (depreciation)	(1,642,957)	972,266
Increase (Decrease) in Net Assets From Operations	(703,539)	1,349,209

Distributions to Shareholders From (Note 1):
Net investment income	(505,700)	(284,001)
Decrease in Net Assets From Distributions to Shareholders	(505,700)	(284,001)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (0 and 1,400,000 shares issued, respectively)	—	39,638,764
Cost of shares repurchased (0 and 200,000 shares repurchased, respectively)	—	(5,729,156)
Increase in Net Assets From Fund Share Transactions	—	33,909,608
Increase (Decrease) in Net Assets	(1,209,239)	34,974,816

Net Assets:
Beginning of period	34,974,816	—
End of period*	$33,765,577	$34,974,816
*Includes undistributed net investment income of:	$100,715	$24,333

†	For the period December 29, 2016 (inception date) to October 31, 2017.

See Notes to Financial Statements.

10	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1,2]	2017[1,3]

Net asset value, beginning of period	$29.15	$25.18

Income (loss) from operations:
Net investment income	0.49	0.64
Net realized and unrealized gain (loss)	(1.08)	3.88
Total income (loss) from operations	(0.59)	4.52

Less distributions from:
Net investment income	(0.42)	(0.55)
Total distributions	(0.42)	(0.55)

Net asset value, end of period	$28.14	$29.15
Total return, at NAV[4]	(2.03)%	18.04%

Net assets, end of period (000s)	$33,766	$34,975

Ratios to average net assets:
Gross expenses[5]	0.53%	0.53%
Net expenses[5]	0.53	0.53
Net investment income[5]	3.42	2.67

Portfolio turnover rate	26%	43%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period December 29, 2016 (inception date) to October 31, 2017.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Global Infrastructure ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the RARE Global Infrastructure Index (the “Underlying Index”). The Underlying Index is constructed from global infrastructure-related equity securities and utilizes a proprietary methodology created and sponsored by RARE Infrastructure (North America) Pty Limited (“RARE”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

12	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$33,604,314	—	—	$33,604,314
Preferred stocks	82,369	—	—	82,369
Total long-term investments	33,686,683	—	—	33,686,683
Short-term investments†	29,124	—	—	29,124
Total investments	$33,715,807	—	—	$33,715,807

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

14	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and RARE is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and RARE is a subsidiary of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays RARE monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by

16	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$8,912,922
Sales	8,863,358

During the six months ended April 30, 2018, there were no in-kind transactions (see Note 5).

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$34,386,197	$1,183,688	$(1,854,078)	$(670,390)

4. Derivative instruments and hedging activities

During the six months ended April 30, 2018, the Fund did not invest in derivative instruments.

5. Fund share transactions

At April 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 100,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital

Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Deferred capital losses

As of October 31, 2017, the Fund had deferred capital losses of $43,950, which have no expiration date, that will be available to offset future taxable capital gains.

7. Subsequent event

The management agreement between the Trust and LMPFA (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement.

On May 4, 2018, the Fund announced that the Fund’s Board of Trustees had approved a permanent reduction of the management fees payable under the Management Agreement from 0.53% of the Fund’s average daily net assets to 0.45% of the Fund’s average daily net assets, effective May 4, 2018. The Fund also announced on May 4, 2018, that the Fund’s Board of Trustees had also approved the implementation of a contractual fee waiver such that the Fund’s management fees will not exceed 0.40% of the Fund’s average daily net assets (subject to the same exclusions as the Management Agreement). The contractual fee waiver became effective on May 4, 2018 will expire on February 29, 2020, and cannot be terminated prior to February 29, 2020 without the Board of Trustees’ consent.

18	Legg Mason Global Infrastructure ETF 2018 Semi-Annual Report

Legg Mason

Global Infrastructure ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

RARE Infrastructure (North America) Pty Limited

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Global Infrastructure ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Global Infrastructure ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Infrastructure ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI ACWI All Cap Index (the “MSCI Index”) was used by RARE Infrastructure (North America) Pty Limited (“RARE”) as the reference universe for selection of the component securities included in the RARE Global Infrastructure Index (the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or Legg Mason Global Infrastructure ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or the Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

RARE does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and RARE shall not have any liability for any errors, omissions or interruptions therein. RARE makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. RARE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall RARE have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF377674 6/18 SR18-3350

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2018